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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 23, 1996 in the Registration Statement (Form S-1) and related Prospectus of ARM Financial Group, Inc. dated October 23, 1996.

                                           /s/ ERNST & YOUNG LLP
                                           ----------------------------

                                           Ernst & Young LLP

Louisville, Kentucky

October 18, 1996